Exhibit 99.1

TOGETHER LEADING THE WAY IN GROWTH PHARMA Actavis ALLERGAN

Brent Saunders – CEO & President, Actavis JP Morgan – January 2015

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Allergan’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Allergan’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2013, as amended by Actavis’ Current Reports on Form 8-K filed on May 20, 2014 and December 5, 2014, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, in Warner Chilcott Limited’s Registration Statement on Form S-4 effective as of October 15, 2014, and the related prospectus, and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements. Actavis ALLERGAN 2

Important Information for Investors and Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Actavis and Allergan that also constitutes a preliminary prospectus of Actavis. The registration statement is not complete and will be further amended. The definitive joint proxy statement/prospectus will be delivered to shareholders of Actavis and Allergan. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the preliminary joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www. Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766. Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus and will be set forth in the definitive joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis, Inc.’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014 and certain of Actavis, Inc.’s and Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Actavis ALLERGAN 3

Exceptional Q4 Standalone Performance Actavis • Strong sales performance across the Company • Namzeric FDA approval • AVYCAZ anti-infective receives positive AdComm recommendation • Cariprazine NDA filed • 18 ANDAs filed in Q4; 42 for 2014 • Durata acquisition closed; Rhythm development agreement signed • Extensive progress in Actavis/Allergan Pre-Integration Planning – Proposed Combined Company Leadership Team Announced • Q4 earnings release scheduled for February 18th • Expect Non-GAAP earnings to exceed Wall St Consensus by 10-15% following preliminary review of Q4 performance* * Actavis’ preliminary results remain subject to finalization by its management and review by its outside independent accountants. Actavis ALLERGAN 4

Creating the Most Dynamic Company in Growth Pharma

10+% branded revenue growth target

>30K employees

~$23B global revenue

~$1.7B R&D spend

Actavis + ALLERGAN

An Exceptional Company by the Numbers

Double Digit accretion

$25 EPS 2017 aspiration

~$147B enterprise value

~$8B Free cash flow in 2016

5

Actavis + ALLERGAN

Actavis & Allergan Defines Growth Pharma 2015 – 2018 Revenue CAGR Growth BioPharma 2015E P/E 21x 19x 32x 18x 22x 15x 18x 10x 17x 16x 14x 21x 13x 15x 13x 17x 30x 14x 17x 11x 2015 Rev ($bn) 9 11 23 16 6 16 23 52 29 21 56 44 21 10 39 17 41 15 48 25 20 18% 16% 14% 12% 10% 8% 6% 4% 2% 0% 17% 12% 10% 8% 8% 7% 7% 6% 6% 4% 4% 4% 4% 3% 3% 3% 3% 3% 2% 1% 1% 0% Celgene Biogen New Actavis BMS Shire Novo Nordisk AbbVie Roche Gilead Amgen Novartis Sanofi Eli Lilly Mylan GSK Merck KGaA Merck & Co. Takeda Pfizer AstraZeneca Teva 10% branded business CAGR Big BioPharma Spec Pharma Generics Source: FactSet and equity research as of 11/14/14 Actavis ALLERGAN 6

Actavis + Allergan Delivers on the 5 Characteristics of “Growth Pharma” Diversified revenue stream and exceptional global commercial footprint Sustainable commercial franchises – unique generics and brands with extended IP protection Productive Investment in R&D; Core Competence in development-focused portfolio expansion Highly-efficient SG&A spending Experienced management driving culture focused on growth “Growth Pharma” Defined: Performance measured in terms of revenue growth compared to the discovery-based biopharmaceutical sector Actavis ALLERGAN 7

Highly Diversified Product Revenues and Unparalleled Commercial Presence Diversified Global Business • Diversified Brand Portfolios Brands Generics OTCs Distribution Focused in Growth Therapeutic Categories Anda Allergan 8% International 10% Actavis International North America 11% Brand 52% North America Generics 19% 2% 4% 7% 4% 2% Womens Health 23% CNS 10% Gastro 23% 25% Eye Care Aesthetics/ Derm Presence in 100 Countries with Focus on Strong Growth Geographies – Strength in U.S. Market – Rx/Gx – Emphasis on expansion in growth markets — Eastern Europe, Southeast Asia, China, India, Latin America Actavis ALLERGAN 8

Sustainable Brand Franchises

$15 Billion Combined Global Brand Portfolio

Franchise-focused strategy

	Dermatology & Aesthetics	CNS	Ophthalmology	Women's Health & Urology	GI & Cystic Fibrosis	Cardiovascular & Respiratory	Anti-infectives & Est. Brands
Actavis	DORYX (doxycycline hyclate delayed-release tablets) 200 mg; Cordran Tape	Namenda (memantine HCl) tablets; Namenda XR; Namzaric; Saphris (asenapine) sublingual tablets 5 and 10 mg; Viibryd vilazodone HCl; Fetzima levomilnacipran ER capsules		Lo Loestrin Fe; ESTRACE CREAM (estradiol vaginal cream USP 0.01%); RAPAFLO (silodosin) capsules	Linzess (linaclotide) capsules; Asacol HD (mesalamine) delayed-release tablets; DELZICOL (mesalamine) delayed-release capsules 400 mg; Zenpep (pancrelipase) Delayed-Release Capsules	Bystolic (nebivolol) tablets; Tudorza Pressair; Daliresp (roflumilast) tablets	Teflaro; Dalvance (dalbavancin) for injection
Allergan	Botox; Juvéderm; Latisse	Botox	Restasis; Alphagan P; Lumigan	Botox			
	~$3 Billion+	~$3 Billion+	~$3 Billion+	$1 Billion+	$1 Billion+	$1 Billion+	

9

Actavis + ALLERGAN

Extended IP Protection Average Patent Protection for Products in Key Franchises Botox/Neuromodulators Infectious Disease CNS GI Respiratory Ophthalmology Cardiovascular Women’s Health/Urology More Than 100 Use and Process Patents 2015 2020 2025 2030 2035 *Based on FDA Orange Book patent protection for key products in core combined franchises Actavis ALLERGAN 10

Externally-Sourced Innovation Strategic Part of Actavis R&D ~$1.7 billion combined commitment to development-focused innovation/R&D Maximize ROI on R&D by focusing on commercialization of acquired development candidates (post-proof of concept) Robust business development function pursues opportunities for externally-sourced innovation Supports efficient management of fixed and variable R&D costs Actavis Strategy Supported by Deloitte Study* • “Innovation strategies founded on collaboration, networking and asset acquisitions continue to grow in impact…” • “A sound external innovation strategy can help organizations manage continuous pipeline flow…” • “58% of late stage pipeline value originated from acquisition, co-development & in-licensing…” *Source: Deloitte Centre for Health Solutions: “Measuring the return from pharmaceutical innovations 2014. Turning a corner? Actavis ALLERGAN 11

Strong Combined Late Stage Pipeline

Actavis Brands

- *Namzaric (approved December 2014)*
- *AVICAZ*
- *Bystolic + valsartan*
- *Levonorgestrel-releasing intrauterine system (LNG20)*
- *Viibryd Low-Dose*
- *Eluxadoline*
- *Cariprazine*
- *Esmya*
- *Sarecycline*
- *Teflaro Bacteremia*

Actavis Generics

Industry-leading Generic R&D Productivity 2014

- *60+ First to Files, ~230 pending ANDAs*
- *1,200+ Pending MAAs Internationally*

Allergan

- *BOTOX CFL Asia*
- *BOTOX Forehead Lines*
- *BOTOX Spasticity Adult LL, Adult UL, Ped LL, Ped UL*
- *RESTASIS® EU*
- *Lumigan SR*
- *DARPin® AMD*
- *SEMPRANA® Headache*
- *LATISSE® Brow*
- *Oxymetazoline Rosacea*
- *ACZONE® X*
- *SER-120*
- *OZURDEX® RVO China*
- *LASTACAFT® Japan*

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Actavis + ALLERGAN

Highly-Efficient SG&A Spending Resulting from Generic DNA 30+ year heritage emphasizing cost efficiency Lean, flat organization Committed to maintaining: – Operational excellence, highest levels of quality and compliance – Excellence in customer service – Line-call strategy and sales force focus – Efficient DTC and direct to physician outreach – Investment in people Source: Public third-quarter 2014 filings SG&A % of Revenue—Q3 2014 45% 38% 39% 39% 40% 34% 35% 32% 32% 30% 27% 27% 27% 28% 26% 26% 26% 24% 25% 21% 20% 15% 10% 5% 0% Actavis Standalone Amgen BMS Sanfi GSK NovoNordisk Novartis Pfizer Merck Abbvie Takeda Eli Lilly AZ Allergan Roche Actavis ALLERGAN 13

Experienced, Deep, Balanced Commercial Team

Proven Track Record of Leading Culture Focused on Growth



Brent Saunders
CEO and President
Paul Navarre
EVP & President
International Brands
Raj Narayanan
APAC
Mauro Naddeo
LATAM
TBD
EAME
TBD
Canada
Bob Stewart
EVP & President
Generics & Global Ops
Andy Boyer
US Gx
Lars Ramneborn
Gx Intn'l
Jean-Guy Goulet
Gx Can/Latam
Gary Holloway
Japan
Chip Philips
Anda
Valur Ragnarsson
Medis
Philippe Schaison
EVP & President
Allergan Medical
David Moatazedi
Facial Aesth
Ron Menezes
Med Derm
Carrie Strom
Plastic Surgery
Laurent Combredet
SkinMedica
Bill Meury
EVP & President
Branded Pharma
Dave LeCause
Eye Care
Marc Forth
Neurosciences
Lori Lyons-Williams
Urology
Will Kane
Internal Med
Chuck Sabino
GI
Herm Cukier
W Health
Steve Closter
Specialty
Allergan
Actavis

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Actavis + ALLERGAN

Actavis + Allergan Building a Growth Culture Characteristics of Growth* Actavis ALLERGAN Growth oriented leadership and CEO Deliver short and long term growth; TSR focus Strong organizational capabilities • FTF & new product development capability; • Ability to build new markets; • Sales force productivity; • Manufacturing capability focused on quality supply, speed, difficult to manufacture products & capacity/economies of scale; • Ability to integrate quickly Strong culture Innovation + speed + efficiency + quality + compliance Continuous but disciplined innovation; Use external to refresh internal thinking Mechanisms to understand faint, but important new (TA/geography/businesses) trends Fast learning and failing Play to win with planned contingencies External vs internal orientation Focus on shareholders/customer/patients *Source: Boston Consulting Group Actavis ALLERGAN 15

Activities Leading Up to Close • Completed bridge and term loan financing – Term loan $5.5 billion – Upsized revolver to $1 billion • January 9: Received FTC early termination on HSR waiting period • SEC determines no review needed for S-4 Registration Statement • Shareholder record date set for January 22, 2015 • Anticipated equity and debt road show financing late February, early March • Anticipated close late first quarter/early second quarter Actavis ALLERGAN 16

Creating the Most Dynamic Company in Growth Pharma

10+%
branded revenue growth target

>30K
employees

~$23B
global revenue

~$1.7B
R&D spend

Actavis + ALLERGAN

Commitment to Delivering Growth

Double Digit
accretion

$25 EPS
2017 aspiration

~$147B
enterprise value

~$8B
Free cash flow in **2016**

17

Actavis + ALLERGAN

TOGETHER LEADING THE WAY IN GROWTH PHARMA Actavis ALLERGAN